Statement of Work No. 2 - Product This Statement of Work No. 2 (this “SOW” or “Statement of Work”) is effective as of January 30, 2023 (the “SOW Effective Date”) between SHL Pharma, LLC, a company existing under the laws of Florida, with offices at 588 Jim Moran Boulevard, Deerfield Beach, Florida 33442 (“SHL”), and Xeris Pharmaceuticals, Inc., a corporation existing under the laws of Delaware, with an office at 180 North LaSalle Street, Suite 1600, Chicago, IL 60601, United States (“Customer”), and upon execution will be incorporated into the Amended and Restated Product Supply Agreement entered into as of January 30, 2023 (the “Agreement”) between SHL and Customer. If any item in this Statement of Work conflicts with the Agreement, the terms of the Agreement will control unless this Statement of Work expressly refers to the parties’ intent to alter the terms of the Agreement. Notwithstanding the foregoing, in any event, the Agreement shall control with respect to any provisions related to confidentiality, intellectual property rights, or indemnification. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. 1. Product Overview [***]. 2. Customer will order and purchase the Product pursuant to the Agreement and this SOW. SHL will (i) inspect and release incoming Devices and assemble the Devices and the Primary Packaging into Products at the Facility located in Deerfield Beach, Florida; (ii) label the assembled Product and bulk package Products at the Facility located in Deerfield Beach, Florida; (iii) perform the applicable testing, handling, and storage of the Devices, Primary Packaging and Products at the Facility located in Deerfield Beach, Florida; and (iv) perform the other Services described herein each in accordance to the Product specifications and the Quality Agreement. 3. Product Shelf-Life SHL will support an assembled Device and Product shelf-life of at least [***] at the time of Product assembly. 4. Primary Packaging [***] [***] [***] [***] Exhibit 10.5

[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 5. Labelling and Bulk Packaging Customer-approved label will be placed on the assembled Product. The labelled Product shall be placed in plastic trays and the trays shall then be placed into a foil bag [***]. Storage and shipment of the sealed trays/pouches shall be in accordance with Product specifications set forth in the Quality Agreement. All Products shall be labeled and packed in bulk secondary packaging provided by SHL. SHL shall be responsible for safe and adequate labelling and packaging of the Products for warehousing and shipping, which shall conform to Customer’s Product specification and requirements and the carrier’s requirements. Each Product will be bulk packaged and shipped with all relevant material information and documentation, as specified in the Quality Agreement. 6. Customer Materials In accordance with Section 3.1, 3.2, and 5.2.4 of the Agreement, Customer shall provide [***]. In addition, Customer shall order Devices such that they can be available to SHL at least [***]; provided, however, that the foregoing does not apply to delayed delivery of Customer Materials if such delay is due to SHL’s delays in delivery of Devices. Customer shall provide such Customer Materials [***] to SHL [***] at SHL’s Facility at Deerfield Beach, FL (Incoterms® 2020) and order sufficient quantities of Devices which will be delivered as set forth in SOW 1. SHL will be the Importer of Record for shipments of Devices into the Facility at Deerfield Beach, Florida (it being understood that such duties and taxes shall be charged to Customer as set forth in Section 7(c) of SOW 1). For the avoidance of doubt, Device shall be deemed Customer Material upon the transfer of title as set forth in Section 7 (e) of SOW 1. Upon SHL’s receipt of the Devices, SHL shall promptly, but in no event later than [***] after receipt thereof, complete incoming release testing of such Devices and notify Customer of the results thereof.

SHL shall be entitled to invoice Customer for any Product batch failure resulting from or otherwise attributed to the Primary Packaging, absent any contributory fault, negligence or willful misconduct of SHL in performing the Services (i.e. the Fees that would have been payable if the batch had not failed due to the Primary Packaging for the Services actually performed). Except as set forth in Section 3.6 of the Agreement, destruction and discarding fees of any expired, obsolete, or unusable Customer Materials required as a result of any Product batch failure resulting from or otherwise attributed to the Primary Packaging as described in the immediately preceding sentence shall be borne by Customer at [***]. Similarly, as further described in Section 7.4 of the Agreement Customer shall be entitled to receive a full refund or replacement Devices at no additional cost to Customer as set forth in Section 7.4, including for any Product batch failure resulting from or otherwise attributed to the Device. The loss or damage to other Customer Materials shall be governed by Section 3.6 of the Agreement. 7. SHL Materials SHL is responsible for the assembly of the Products using released Devices from SHL Taiwan, Product labels and labeling. In the event that: (i) Customer decides to change any label or bulk packaging that has been agreed between the Parties, or (ii) any label or bulk packaging component expires, Customer shall bear all cost associated with such labels and bulk packaging at [***]; provided, however, that in the case of clause (ii), Customer shall not be responsible for destruction or discarding fees for any components in excess of [***] inventory. 8. Services and Fees (a) The Fees for the Product, including the assembly, labeling and pouching thereof, shall be as follows, inclusive of all release testing, as shown below on a per unit basis: Description of Services Fees (USD/unit, tax excluded) Assembly of Devices and Primary Packaging into a Product [***] Labelling and pouching [***] Total [***] • The above Fees are valid from the Effective Date to [***]. For the avoidance of doubt, the above Fees shall be subject to Section 9.1 of the Agreement. Any reimbursable costs shall be [***] has been expressly agreed to in writing by the Parties.

• The above Fees exclude additional lot set-up/changeover fees of [***] for lot sizes between [***]units, or [***]for lot sizes less than [***]. • The above Fees for labelling and pouching includes the costs for all SHL Materials. • Any costs for permits, licenses, inspections, or otherwise, that are specific to the Products and not generally required or reasonably expected by SHL as a contract manufacturer of regulated drugs or devices in the Territory, shall be borne by Customer at cost. • Pursuant to Section 9.2 of the Agreement, invoices for Products will be issued [***] after SHL provides Customer with the batch records of such Product. • For the avoidance of doubt, the above Fees shall include the following: (a) Incoming inspection and release of Devices and assembly of the Primary Packaging and Devices into Products; (b) Applying a label, batch number, and expiration date on the outside of the assembled Product (including label and printing inspection/verification); (c) Packaging labelled Products into bulk foil pouches, labeling bulk pouches, packing bulk pouches into corrugated shippers, and palletization; (d) Quality Control sampling and testing of Product via generally accepted statistical methods and SHL release of Product; (e) Certificate of analysis/Certificate of conformance; (f) GMP-required retention samples of the Products; (g) Routine sampling, analysis and release as part of Product assembly; and (h) Routine maintenance and calibration of equipment and Facility. (b) Storage Fees If a storage fee is applicable to Customer Material storage pursuant to Section 3.1 of the Agreement, the Customer Material storage Fee shall be [***]. Pursuant to Section 6.7 of the Agreement, Fees for storing the Products for a period of up to [***] after SHL provides Customer with the manufacturing or product batch records and testing and release documentation for the Products are included within the above pricing. Customer shall pay a Fee for storage of Products beyond said period in an amount of [***] per specified Product storage conditions.

For the avoidance of doubt, a segment of less than [***] shall be counted as [***]. Invoices for the storage Fees will be issued upon the completion of the storage services. SHL will store the Customer Material and Products at the Facility located in Deerfield Beach, Florida or otherwise approved third party in accordance with the Quality Agreement. (c) Release Test Sampling: Product will be sampled in accordance with current design documentation and approved specifications in accordance with the Quality Agreement. (d) Delivery of Product  All Product and samples are delivered to Customer (or Customer’s designee) [***] Facility at Deerfield Beach, Florida (Incoterms® 2020).  For any Product or sample delivered other than [***] Facility at Deerfield Beach, Florida (Incoterms® 2020) to Customer (or Customer’s designee), a shipping fee will be charged as a [***] of the shipping costs incurred by SHL. Invoices of said shipping fee will be issued upon the completion of the shipment.  Title and risk of loss to the Products shall transfer to Customer when SHL provides manufacturing or product batch records and testing and release documentation for such Products to Customer. 9. Minimum Batch and Order Quantity (MOQ) Customer shall use good faith efforts to forecast and order quantities of Product consistent with the Minimum Order Quantity. 10. Capacity Commitment The Parties understand that SHL’s capacity commitment is contingent upon Customer’s timely replacement or investment in applicable Device equipment and tools. The JSC shall review Customer’s Long Term Forecast and the Capacity Commitment annually and the Parties agree to work together in good faith to adjust the Capacity Commitment to support Customer’s Long Term Forecast. To the extent SHL believes it will not be able to meet Customer’s production demand as set forth in Customer’s Long Term Forecast, SHL shall promptly notify Customer thereof, including the reasons therefor, and the Parties shall work together in good faith to meet such production demand as promptly as commercially reasonable and negotiate a subsequent amendment. As of the SOW Effective Date, monthly Capacity Commitment for the Product shall not be less than [***] units of the Product in each [***], [***] units of the Product in each [***] and [***] units of the Product in each [***].

11. Safety Stock SHL shall maintain a minimum of [***] of Safety Stock of Product labels and Product bulk packaging based upon the monthly average derived from the [***] of the Customer’s latest Rolling Forecast at no charge to Customer. Upon termination of this SOW for any reason, Customer shall be obligated to purchase such Safety Stock. 12. Storage Conditions [***]. 13. JSC Composition Customer Member / Title SHL Member /Title SVP, Global Technical Operations Managing Director, SHL Pharma VP, CMC CQRO VP, Quality Director, Quality Senior Director, Pharmaceutical Manufacturing Director, Process Development Director, Supply Chain Sr. Manager/Director, Project Management Senior Director, Accounting or Senior Director, Finance Director, Operations Associate Director/Director, Supply Chain Director, Account Management All other terms and conditions of the Agreement will apply to this Statement of Work. Signature page follows.

IN WITNESS WHEREOF, the Parties intending to be legally bound have caused this SOW to be executed by their duly authorized officers or representatives. Xeris Pharmaceuticals, Inc. By: /s/ John Shannon Name: John Shannon Title: President & COO SHL Pharma, LLC By: /s/Kimberlee Steele Name: Kimberlee Steele Title: Managing Director